PAGE

EXHIBIT 10-16S

               AMENDMENT NO. 2 TO TERMINATION AGREEMENT
               ----------------------------------------

     AMENDMENT NO. 2, dated as of December 31, 1998 among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation ("Selective"), having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("SICA"), having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, and JAMES W. ENTRINGER, having an address of P.O. Box 2812, Branchville, New Jersey 07826 (the "Executive"), to Termination Agreement dated as of September 1, 1993 among SICA and the Executive, as previously amended by Amendment No. 1 thereto dated as of January 31, 1994 (as so amended, the "Termination Agreement").

     WHEREAS, SICA and the Executive have executed and delivered the Termination Agreement, and Selective has guaranteed all of the obligations of SICA under the Termination Agreement; and

     WHEREAS, the parties hereto desire to amend the Termination Agreement as provided herein.

     THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Subsection 5(f) of the Termination Agreement is hereby deleted in its entirety, and replaced with a new subsection 5(f) to read in its entirety as follows:

               (f) In the event that any payments or benefits which the Executive is entitled to receive from the Company under this Agreement, together with any other payments or benefits which the Executive is entitled to receive from the Company (including, without limitation, any amounts payable under any employment contract with the Company or any stock option, stock bonus, incentive compensation or other employee benefit plan of the Company), in the aggregate would constitute an "excess parachute payment" (as defined in Section 280G(b) of the Code), the Company shall pay to the Executive an amount constituting the greater to the Executive on a net after-tax basis (as hereinafter provided) of (i) the amount of payments



PAGE



               and benefits which the Executive is entitled to receive from the Company under this Agreement, together with any other payments and benefits which the Executive is entitled to receive from the Company, reduced, in such order of priority and amounts as the Executive shall elect, to the largest amount as will result in no portion of the aggregate of such payments being subject to the excise tax imposed by Section 4999 of the Code, or any successor or substitute provision of the Code (the "Section 4999 Tax"), or (ii) the amount of payments and benefits to which the Executive is entitled to receive from the Company under this Agreement, together with such other payments and benefits which the Executive is entitled to receive from the Company, plus an amount in cash equal to
               (x) the amount of such "excess parachute payment" multiplied by (y) twenty percent (20%). The aggregate amounts described in clause (i) and in clause (ii) of this subsection 5(f) shall be calculated on a net after-tax basis giving effect to the obligation of the Executive to pay any applicable taxes on such aggregate amounts (including, without limitation, all federal, state and local income taxes at the maximum applicable rates, any Section 4999 Tax and any other tax payable thereon at the maximum applicable rate).

         2. Subsection 5(g) of the Termination Agreement is hereby deleted in its entirety and replaced with a new subsection 5(g) to read in its entirety as follows:

               (g) In the event that the Executive shall receive from the Company the amount specified in clause (i) of subsection 5(f) and the Internal Revenue Service (the "IRS") or a court of competent jurisdiction shall determine that any portion of the payments and benefits paid or payable to the Executive pursuant to this Agreement shall constitute an "excess parachute payment" subject to a Section

PAGE


               4999 tax, the Company shall pay to the
               Executive in cash such additional amount as is necessary so that the aggregate amounts received by the Executive under this Agreement, after giving effect to the obligation of the Executive to pay any applicable taxes on such aggregate amounts (including, without limitation all federal, state and local income taxes, any
               Section 4999 Tax and any other taxes payable thereon), shall not be less than the net after-tax amount which the Executive would have been entitled to receive under clause (i) of subsection 5(f) had such Section 4999 Tax not been imposed. The Company shall pay such additional amount to the Executive within thirty (30) days after the Executive gives written notice to the Company that such determination has been made by the IRS or a court of competent jurisdiction.


         3.  The following new Section 5(h) is hereby added to the
Agreement:

               (h) Any dispute or controversy between the Executive and the Company regarding payments under this Section 5 of this Agreement shall be conclusively settled by an independent accounting firm acceptable to each of the parties hereto, or, if no firm is acceptable to both parties hereto, each of the Executive and the Company shall select an accounting firm acceptable to it, and such accounting firms shall together designate an independent accounting firm to settle such dispute or controversy, and such settlement shall be binding upon both parties, provided, however, that any accounting firm designated to settle any dispute or controversy hereunder shall not have been previously retained by either party for a period of at least two (2) years subsequent to the date of this settlement of such dispute or controversy. The

PAGE


               Company or the Escrow Agent, as the case may be, may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

         4. The capitalized defined terms used in this Amendment shall have the same meanings as are ascribed to them in the Termination Agreement unless otherwise defined herein.

         5. Except as amended herein, the Termination Agreement shall continue in full force and effect on and after the date hereof.

     IN WITNESS WHEREOF, this Amendment has been duly executed by the Executive and on behalf of Selective and SICA by their duly authorized officers, as of the date and year first above written.


                                       SELECTIVE INSURANCE GROUP, INC.


                                       By: /s/ Gregory E. Murphy
                                          -----------------------
                                          Name: Gregory E. Murphy
                                          Title: President


                                      SELECTIVE INSURANCE COMPANY
                                      OF AMERICA



                                      By:  /s/ Gregory E. Murphy
                                         ------------------------
                                         Name: Gregory E. Murphy
                                         Title: President



                                      /s/ James W. Entringer
                                      ---------------------------
                                      James W. Entringer

PAGE



                AMENDMENT NO. 2 TO TERMINATION AGREEMENT
                ----------------------------------------

     AMENDMENT NO. 2, dated as of December 31, 1998 among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation ("Selective"), having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("SICA"),having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, and THORNTON R. LAND, having an address at 78 Onderdonk Road, Warwick,
New York 10990 (the "Executive"), to Termination Agreement dated as of September 1, 1993 among SICA and the Executive, as previously amended by Amendment No. 1 thereto dated as of January 31, 1994 (as so amended, the "Termination Agreement").

     WHEREAS, SICA and the Executive have executed and delivered the Termination Agreement, and Selective has guaranteed all of the obligations of SICA under the Termination Agreement; and

     WHEREAS, the parties hereto desire to amend the Termination Agreement as provided herein.

     THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Subsection 5(f) of the Termination Agreement is hereby deleted in its entirety, and replaced with a new subsection 5(f) to read in its entirety as follows:

         (f) In the event that any payments or benefits which the Executive is entitled to receive from the Company under this Agreement, together with any other payments or benefits which the Executive is entitled to receive from the Company (including, without limitation, any amounts payable under any employment contract with the Company or any stock option, stock bonus, incentive compensation or other employee benefit plan of the Company), in the aggregate would constitute an "excess parachute payment" (as defined in Section 280G(b) of the Code), the Company shall pay to the Executive an amount constituting the greater to the Executive on a net after-tax basis (as hereinafter



PAGE


          provided) of (i) the amount of payments and benefits which the Executive is entitled to receive from the Company under this Agreement, together with any other payments and benefits which the Executive is entitled to receive from the Company, reduced, in such order of priority and amounts as the Executive shall elect, to the largest amount as will result in no portion of the aggregate of such payments being subject to the excise tax imposed by Section 4999 of the Code, or any successor or substitute provision of the Code (the "Section 4999 Tax"), or (ii) the amount of payments and benefits to which the Executive is entitled to receive from the Company under this Agreement, together with such other payments and benefits which the Executive is entitled to receive from the Company, plus an amount in cash equal to (x) the amount of such "excess parachute payment" multiplied by (y) twenty percent(20%). The aggregate amounts described in clause (i) and in clause (ii) of this subsection 5(f) shall be calculated on a net after-tax basis giving effect to the obligation of the Executive to pay any applicable taxes on such aggregate amounts (including, without limitation, all federal, state and local income taxes at the maximum applicable rates, any Section 4999 Tax and any other tax payable thereon at the maximum applicable rate).

          2. Subsection 5(g) of the Termination Agreement is hereby deleted in its entirety and replaced with a new subsection 5(g) to read in its entirety as follows:

         (g) In the event that the Executive shall receive from the Company the amount specified in clause (i) of subsection 5(f) and the Internal Revenue Service (the "IRS") or a court of competent jurisdiction shall determine that any portion of the payments and benefits paid or payable to the Executive pursuant to this Agreement shall constitute an "excess

PAGE


         parachute payment" subject to a Section 4999 tax, the Company shall pay to the Executive in cash such additional amount as is necessary so that the aggregate amounts received by the Executive under this Agreement, after giving effect to the obligation of the Executive to pay any applicable taxes on such aggregate amounts (including, without limitation all federal, state and local income taxes, any Section 4999 Tax and any other taxes payable thereon), shall not be less than the net after-tax amount which the Executive would have been entitled to receive under clause (i) of subsection 5(f) had such Section 4999 Tax not been imposed. The Company shall pay such additional amount to the Executive within thirty (30) days after the Executive gives written notice to the Company that such determination has been made by the IRS or a court of competent jurisdiction.

         3. The following new Section 5(h) is hereby added to the Agreement:

         (h) Any dispute or controversy between the Executive and the Company regarding payments under this
         Section 5 of this Agreement shall be conclusively settled by an independent accounting firm acceptable to each of the parties hereto, or, if no firm is acceptable to both parties hereto, each of the Executive and the Company shall select an accounting firm acceptable to it, and such accounting firms shall together designate an independent accounting firm to settle such dispute or controversy, and such settlement shall be binding upon both parties, provided, however, that any accounting firm designated to settle any dispute or controversy hereunder shall not have been previously retained by either party for a period of at least two (2) years subsequent to the date of this settlement of such dispute or controversy. The

PAGE





          Company or the Escrow Agent, as the case may be, may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

          4. The capitalized defined terms used in this Amendment shall shall have the same meanings as are ascribed to them in the Termination Agreement unless otherwise defined herein.

          5. Except as amended herein, the Termination Agreement shall continue in full force and effect on and after the date hereof.

     IN WITNESS WHEREOF, this Amendment has been duly executed by the Executive and on behalf of Selective and SICA by their duly authorized officers, as of the date and year first above written.


                                        SELECTIVE INSURANCE GROUP, INC.


                                        By: /s/ James W. Entringer
                                           -------------------------
                                           Name:  James W. Entringer
                                           Title: Chairman and Chief
                                                  Executive Officer


                                        SELECTIVE INSURANCE COMPANY
                                        F AMERICA


                                        By:/s/  James W. Entringer
                                           -------------------------
                                           Name:  James W. Entringer
                                           Title: Chairman and Chief
                                                  Executive Officer


                                          /s/  Thornton R. Land
                                          -------------------------
                                          Thornton R. Land